________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 9, 2021

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders.
(a-b) The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on March 9, 2021 are as follows.

1.	Election of Directors:	For	Against	Abstentions	Broker Non-Votes
	Susan E. Arnold	1,181,708,233	34,003,143	3,260,507	248,850,811
	Mary T. Barra	1,166,699,177	48,999,798	3,272,908	248,850,811
	Safra A. Catz	1,197,915,367	14,459,299	6,597,217	248,850,811
	Robert A. Chapek	1,205,177,259	10,127,016	3,667,608	248,850,811
	Francis A. deSouza	1,207,118,788	7,981,646	3,871,449	248,850,811
	Michael B.G. Froman	1,207,081,502	8,182,760	3,707,621	248,850,811
	Robert A. Iger	1,182,510,332	32,933,068	3,528,483	248,850,811
	Maria Elena Lagomasino	1,122,346,404	93,131,949	3,493,530	248,850,811
	Mark G. Parker	1,169,375,035	45,755,148	3,841,700	248,850,811
	Derica W. Rice	1,206,526,806	8,721,922	3,723,155	248,850,811

		For	Against	Abstentions
2.	Ratification of PricewaterhouseCoopers LLP as registered public accountants	1,411,564,384	52,554,829	3,703,481

		For	Against	Abstentions	Broker Non-Votes
3.	Approval of the advisory vote on executive compensation	825,451,793	380,387,797	13,132,293	248,850,811

		For	Against	Abstentions	Broker Non-Votes
4.	Shareholder proposal requesting an annual report disclosing information regarding the Company’s lobbying policies and activities	398,834,790	808,562,314	11,574,779	248,850,811

		For	Against	Abstentions	Broker Non-Votes
5.	Shareholder proposal requesting the inclusion of non-management employees on Director nominee candidate lists	74,729,162	1,128,691,454	15,551,267	248,850,811

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Jolene E. Negre
Jolene E. Negre
Associate General Counsel and Assistant Secretary
Dated: March 10, 2021